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                                                                    EXHIBIT 99.1
                                                                    ------------

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Liberty National Bancshares, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, William L. Daniel, President and Chief Executive Officer of the Company, and Jesse R. Cheatham, Jr., Chief Financial Officer, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

      1. The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:

      /s/ William L. Daniel
      -------------------------------------
      William L. Daniel
      President and Chief Executive Officer
      March 25, 2003

      /s/ Jesse R. Cheatham, Jr.
      -------------------------------------
      Jesse R. Cheatham, Jr.
      Chief Financial Officer
      March 25, 2003